Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT dated and effective as of November 18, 2014 (this “Amendment”), is among CECO ENVIRONMENTAL CORP., a Delaware corporation (the “Company”), BANK OF AMERICA, N.A., in its capacities as the Administrative Agent (in such capacity, the “Administrative Agent”), a Lender and an L/C Issuer, each of the other Lenders party hereto, each of the L/C Issuers party hereto and each of the Subsidiary Guarantors party hereto.

Recitals:

A. The Company, the Lenders and the L/C Issuers party thereto and the Administrative Agent have entered into a Credit Agreement dated as of August 27, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B. The Subsidiary Guarantors and the Administrative Agent have entered into a Subsidiary Guaranty Agreement dated of even date with the Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty”).

C. The Company has advised the Administrative Agent and the Lenders that it desires to amend the Credit Agreement as set forth herein.

D. Subject to the terms and conditions set forth below, the Administrative Agent, the Lenders and the L/C Issuers party hereto have agreed to so amend the Credit Agreement.

In furtherance of the foregoing, the parties agree as follows:

Section 1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:

(a) The cover page is amended by replacing the reference therein to “Sole Book Manager” with “Sole Bookrunner”, and each of the definition of “Arranger” in Section 1.01 and Section 9.08 is amended by replacing the reference to “book manager” therein with “bookrunner”.

(b) Section 1.01 is amended by inserting, in the appropriate alphabetical order, the following new definitions:

“Amendment No. 2 Effective Date” means November 18, 2014.

“Emtrol Acquisition” means the Acquisition of Emtrol LLC, a New York limited liability company, to the extent permitted by Amendment No. 1 to Credit Agreement and Limited Consent dated as of October 30, 2014 among the Company, the Lenders party thereto, the L/C Issuers party thereto, the Subsidiary Guarantors party thereto and the Administrative Agent.

“Foreign/Non-Loan Party Investment Basket” means, with respect to any fiscal year, an amount equal to $10,000,000; provided that any portion of the foregoing basket, if not used pursuant to Section 7.02(c)(vi) or 7.02(g)(ii) in the fiscal year for which it is permitted (commencing with the fiscal year ending December 31, 2015), may be carried over for use in the next following fiscal year; it being understood that if any such amount is so carried over, it will be deemed used in the subsequent fiscal year after the foregoing basket for such fiscal year.

“HEE Acquisition” means the Acquisition by the Company, directly or indirectly through a Subsidiary, of certain assets of HEE Environmental Engineering, LLC consummated on or about August 13, 2014.

“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit J or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.

“SAT Acquisition” means the Acquisition by the Company, directly or indirectly through a Subsidiary, of the Equity Interests in SAT Technology, Inc. consummated on or about September 26, 2014.

“Specified 2014 Acquisitions” means, collectively, the HEE Acquisition, the SAT Acquisition, the Emtrol Acquisition and, if consummated, the Zhongli Acquisition.

“Zhongli Acquisition” means the Acquisition relating to the equity interests of, or certain assets of, Jiangyin Zhongli Machinery Industry Co., Ltd. to the extent (a) the consummation of such Acquisition occurs on or prior to January 31, 2015 and (b) such Acquisition is consummated in all material respects in accordance with the terms of the acquisition documents delivered to the Administrative Agent and the Lenders on or prior to the Amendment No. 2 Effective Date, without giving effect to any modifications, amendments, consents or waivers thereto that are material and adverse to the interests of the Lenders, as reasonably determined by the Administrative Agent.

(c) Clause (a) in the definition of “Applicable Percentage” in Section 1.01 is amended and restated in its entirety as follows:

(a) in respect of the Term Loan Facility, with respect to any Term Loan Lender at any time, the percentage (carried out to the ninth decimal place) of the Term Loan Facility represented by (i) on or prior to the funding of its Term Loan on the Amendment No. 2 Effective Date, the sum of such Lender’s Term Loan Commitment at such time plus the principal amount of such Term Loan Lender’s Term Loan outstanding at such time and (ii) thereafter, the aggregate principal amount of such Term Loan Lender’s Term Loans outstanding at such time,

(d) The last sentence in the definition of “Applicable Percentage” in Section 1.01 is amended and restated in its entirety as follows:

On and after the Amendment No. 2 Effective Date, the initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

(e) The definition of “Eurocurrency Rate” in Section 1.01 is amended by (i) replacing each reference to “Reuters” therein with “Bloomberg” and (ii) inserting the following sentence to the end thereof:

Notwithstanding the foregoing, if the Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

(f) The definitions of “Consolidated EBITDA”, “Loan Notice”, “Responsible Officer”, “Specified Transactions” and “Swing Line Loan Notice” in Section 1.01 are amended and restated in their entirety as follows:

“Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a consolidated basis, subject to Section 1.07, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income (without duplication): (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes by the Company and its Subsidiaries for such period, (iii) depreciation and amortization expense for such period, (iv) other items reducing Consolidated Net Income that do not constitute a cash charge or cash expense in such period or in any future period, including, without limitation, goodwill impairment charges, stock compensation or other stock related charges (excluding amortization of a prepaid cash item that was paid in a prior period), (v) reasonable and documented out-of-pocket fees and expenses incurred in connection with the Specified 2014 Acquisitions; provided that the aggregate amount of such fees and expenses permitted to be added back pursuant to this clause (v) during the term of this Agreement shall not exceed $2,000,000, and (vi) ATA Beheer Earn-Outs and any other “earn-out” and similar payments in connection with Acquisitions permitted hereby that reduced Consolidated Net Income for such period, and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of the Company and its Subsidiaries for such period and (ii) all non-cash items increasing Consolidated Net Income for such period; provided that, for purposes of calculating the Consolidated Leverage Ratio at any time, Consolidated EBITDA for each of the fiscal quarters listed on Schedule 1.01C shall be increased by the amount(s) set forth opposite such fiscal quarter to account for (x) the incremental EBITDA generated by the Person(s) and/or assets acquired pursuant to the applicable Specified 2014 Acquisition referenced on Schedule 1.01C prior to the date of consummation of such Specified 2014 Acquisition and (y) the expected savings in operating expenses directly attributable to such Specified 2014 Acquisition.

“Loan Notice” means a notice of (a) a Term Loan Borrowing, (b) a Revolving Credit (USD) Borrowing, (c) a Revolving Credit (MC) Borrowing, (d) a conversion of Loans from one Type to the other, or (e) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party, solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent reasonably requested by the Administrative Agent, appropriate authorization documentation, in form and substance reasonably satisfactory to the Administrative Agent.

“Specified Transactions” means (a) any Specified Disposition and (b) any Permitted Acquisition (other than any Specified 2014 Acquisition).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent pursuant), appropriately completed and signed by a Responsible Officer of the Company.

(g) The definition of “Permitted Acquisition” in Section 1.01 is amended by inserting the following sentence to the end thereof:

Notwithstanding the foregoing, the Emtrol Acquisition shall be deemed to be a “Permitted Acquisition” for purposes of this Agreement.

(h) The definition of “Term Loan Commitment” in Section 1.01 is amended by replacing the reference therein to “Closing Date” with “Amendment No. 2 Effective Date”.

(i) Section 2.01(b) is amended and restated in its entirety as follows:

(b) Term Loan Borrowing. On the Closing Date, each Term Loan Lender then a party to this Agreement made a loan to the Company, in Dollars, as to which the remaining outstanding principal amount thereof as of the date hereof is set forth opposite such Lender’s name on Schedule 2.01 under the caption “Outstanding Amount of Term Loan as of the Amendment No. 2 Effective Date”, and, subject to the terms and conditions set forth herein, each Term Loan Lender severally agrees to make another loan to the Company, in Dollars, on the Amendment No. 2 Effective Date in an amount not to exceed such Lender’s Term Loan Commitment (each loan described in this Section 2.01(b), a “Term Loan”). Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(j) The first sentence of Section 2.02(a) is amended and restated in its entirety as follows:

Each Revolving Credit (USD) Borrowing, each Revolving Credit (MC) Borrowing, each Term Loan Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Company’s irrevocable notice to the Administrative Agent, which may be given by: (A) telephone or (B) a Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Loan Notice.

(k) Section 2.02(e) is amended by replacing the reference to “the Term Loan Borrowing” therein with “all Term Loan Borrowings”.

(l) The first sentence of Section 2.04(b) is amended and restated in its entirety as follows:

Each Swing Line Borrowing shall be made upon the Company’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by: (A) telephone or (B) a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice.

(m) Section 2.05(a)(i) is amended by replacing the reference to “, upon notice from the Company to the Administrative Agent,” therein with the following:

, upon notice from the Company to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment,

(n) Section 2.05(a)(ii) is amended by replacing the reference to “, upon notice to the Swing Line Lender (with a copy to the Administrative Agent),” therein with the following:

, upon notice to the Swing Line Lender pursuant to delivery to the Swingline Lender of a Notice of Loan Prepayment (with a copy to the Administrative Agent),

(o) Section 2.05(b) is amended by adding the following new subsection (vii) to the end thereof:

(vii) Notwithstanding anything in this Section 2.05(b) to the contrary, no prepayment shall be required pursuant to (A) clause (i), (ii) or (iii) of this Section 2.05(b) as a result of any actions of a Foreign Subsidiary if such prepayment by such Foreign Subsidiary or the upstreaming of cash by such Foreign Subsidiary in order to make such prepayment would not be permitted by local law (e.g., financial assistance, corporate benefit, restrictions on upstreaming of cash intra-group and the fiduciary and statutory duties of the directors of such Foreign Subsidiary) and (B) clause (i) of this Section 2.05(b) as a result of the Disposition of assets by a Foreign Subsidiary or clause (iii) of this Section 2.05(b) as a result of the receipt of Extraordinary Receipts by a Foreign Subsidiary if, in either case, the Company and its Subsidiaries would suffer material adverse tax consequences (as determined in good faith by the Company) as a result of upstreaming cash to make any such prepayment (including the imposition of withholding taxes).

(p) Clause (x) in the proviso to the first sentence in Section 2.15(a) is amended and restated in its entirety as follows:

(x) after giving effect to any such addition, the aggregate amount of Additional Commitments that have been added pursuant to this Section 2.15 after the Amendment No. 2 Effective Date shall not exceed $50,000,000,

(q) Section 3.01 is amended by replacing each reference to “W-8BEN” therein with “W-8BEN or W-8BEN-E, as applicable,”.

(r) Section 3.01 is further amended by adding the following new subsection (h) to the end thereof:

(h) Treatment of Certain FATCA Matters. Solely for purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 2 Effective Date, the Company and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(s) Section 7.02(c)(vi) is amended and restated in its entirety as follows:

(vi) Investments made after the Closing Date by any Loan Party in any Subsidiary that is either not a Loan Party or is a Foreign Subsidiary that is a Loan Party but has not Guaranteed the Obligations of the Company in an aggregate amount in any fiscal year, when taken together with the aggregate amount of Investments made in the form of Permitted Acquisitions pursuant to Section 7.02(g)(ii) during such fiscal year (exclusive of the Zhongli Acquisition), not to exceed the Foreign/Non-Loan Party Investment Basket for such fiscal year (provided that any Investments in the form of loans or advances made by any Loan Party to any Subsidiary that is either not a Loan Party or is a Foreign Subsidiary that is a Loan Party but has not Guaranteed the Obligations of the Company pursuant to this clause (vi) shall be evidenced by a demand note in form and substance reasonably satisfactory to the Administrative Agent and shall be pledged and delivered to the Administrative Agent pursuant to the Collateral Documents);

(t) Section 7.02(g)(ii) is amended and restated in its entirety as follows:

(ii) Permitted Acquisitions to the extent that any Person or property acquired in such Permitted Acquisition does not become a Loan Party that has Guaranteed the Obligations of the Company or a part of a Loan Party that has Guaranteed the Obligations of the Company in an aggregate amount in any fiscal year (exclusive of the Zhongli Acquisition), when taken together with the aggregate amount of Investments made pursuant to Section 7.02(c)(vi) during such fiscal year, not to exceed the Foreign/Non-Loan Party Investment Basket for such fiscal year;

(u) Section 7.03(h) is amended and restated in its entirety as follows:

(h) Indebtedness of Foreign Subsidiaries; provided, however, that the aggregate amount of all such Indebtedness, at any one time outstanding, shall not exceed $15,000,000; and

(v) Section 7.11(b) is amended and restated in its entirety as follows:

(b) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth below opposite such period:

Period	Consolidated Leverage Ratio
Amendment No. 2 Effective Date through September 29, 2015	3.25 to 1.00
September 30, 2015 through December 30, 2016	3.00 to 1.00
December 31, 2016 through December 30, 2017	2.75 to 1.00
December 31, 2017 and thereafter	2.50 to 1.00

(w) Section 10.17 is amended and restated in its entirety as follows:

10.17 Electronic Execution of Assignments and Certain Other Documents. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform

Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent, any L/C Issuer nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent, such L/C Issuer or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.

(x) A new Schedule 1.01C is added to the Credit Agreement in the form of Schedule 1.01C attached hereto.

(y) The existing Schedule 2.01 to the Credit Agreement is replaced in its entirety with Schedule 2.01 attached hereto.

(z) The existing Schedule 2.07(a) to the Credit Agreement is replaced in its entirety with Schedule 2.07(a) attached hereto.

(aa) The existing Exhibit C-2 to the Credit Agreement is replaced in its entirety with Exhibit C-2 attached hereto.

(bb) The existing Exhibit D to the Credit Agreement is replaced in its entirety with Exhibit D attached hereto.

(cc) The existing Exhibits F-1, F-2, F-3 and F-4 to the Credit Agreement are each amended by replacing each reference to “W-8BEN” therein with “W-8BEN or W-8BEN-E, as applicable,”.

(dd) A new Exhibit J is added to the Credit Agreement in the form of Exhibit J attached hereto.

The amendments to the Credit Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be affected hereby.

Section 2. Revised Commitments and Applicable Percentages; Reallocation of Outstanding Loans.

(a) Upon the effectiveness of this Amendment on the date hereof, (i) the Commitments and Applicable Percentages of each Lender with respect to each Facility will be as set forth on Schedule 2.01 attached hereto and (ii) any outstanding Loans shall be reallocated among the Lenders in accordance with their respective Applicable Percentages set forth on Schedule 2.01 attached hereto and the requisite assignments shall be deemed to be made in such amounts among the Lenders party hereto to the extent necessary to make such reallocation, with the same force and effect as if such assignments were evidenced by applicable Assignments and Assumptions, but without the payment of any related assignment fee.

(b) Notwithstanding anything to the contrary in Section 10.06 of the Credit Agreement, no other documents or instruments, including any Assignment and Assumption, shall be executed in connection with any assignments (all of which requirements are hereby waived) necessary to achieve the allocations of Commitments and Applicable Percentages on Schedule 2.01 attached hereto and such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption. On the date hereof, the applicable Lenders shall make full cash settlement with one another, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all assignments and reallocations, such that after giving effect to such settlements each Lender shall have funded its Applicable Percentage of the Outstanding Amount of all Loans. Each Lender hereto hereby agrees that the Company shall not be obligated to reimburse such Lender for any amounts under Section 3.05 of the Credit Agreement in connection with any assignments made pursuant to this Section 2(b).

Section 3. Conditions Precedent. The effectiveness of this Amendment and the amendments and agreements contemplated hereby is subject to the satisfaction of the following conditions precedent:

(a) Documentation. The Administrative Agent shall have received:

(i) counterparts of this Amendment, duly executed and delivered by the Company, the Subsidiary Guarantors, the Administrative Agent, the Lenders constituting Required Lenders and the L/C Issuers;

(ii) Term Loan Notes in the form of Exhibit C-2 attached hereto executed by the Company in favor of each Lender requesting a Term Loan Note;

(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

(iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that the Company is duly organized or formed, and that the Company is validly existing and in good standing in its jurisdiction of organization;

(v) favorable opinions of counsel to the Company addressed to the Administrative Agent and each Lender, as to the matters concerning the Company and this Amendment as the Administrative Agent may reasonably request; and

(vi) completed “Life-of-Loan” FEMA Standard Flood Hazard Determination with respect to each Mortgaged Property.

(b) Zhongli Acquisition Documents. Each of the Administrative Agent and the Lenders signatory hereto shall have received, and completed a satisfactory review of, executed copies (or the most recent available drafts) of the material acquisition documents relating to the Zhongli Acquisition.

(c) Fees. Any fees required to be paid on or before the effective date of this Amendment shall have been paid.

(d) Legal Fees and Expenses. Unless waived by the Administrative Agent, the Company shall have paid all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least two days prior to the date hereof.

Upon satisfaction of the conditions set forth in this Section 3 and the effectiveness of this Amendment, the Administrative Agent shall provide notice of such effectiveness to the Company and the Lenders.

Section 4. Representations And Warranties.

(a) In order to induce the Administrative Agent, the Lenders and the L/C Issuers to enter into this Amendment, the Company represents and warrants to the Administrative Agent, the Lenders and the L/C Issuers as follows:

(i) The representations and warranties of the Company and each other Loan Party contained in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the date hereof, except (A) that if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty shall be required to be true and correct in all respects, (B) to the extent that such representations and warranties specifically refer to an earlier date (except that if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty shall be required to be true and correct in all respects as of such earlier date), in which case they are true and correct in all material respects as of such earlier date, and (C) that for purposes of this Amendment, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement.

(ii) Since December 31, 2012, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(iii) No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

(b) In order to induce the Administrative Agent, the Lenders and the L/C Issuers to enter into this Amendment, each of the Company and each Subsidiary Guarantor represents and warrants to the Administrative Agent, the Lenders and the L/C Issuers that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Section 5. Miscellaneous.

(a) Ratification and Confirmation of Loan Documents. Each of the Company and each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments and agreements set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to each Subsidiary Guarantor, the continuation of its payment and performance obligations under the Subsidiary Guaranty and, with respect to both the Company and each Subsidiary Guarantor, the continuation and extension of the liens granted under the Collateral Documents to secure the Secured Obligations, in each case after giving effect to the amendments and agreements contemplated hereby).

(b) Fees and Expenses. The Company shall pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, in each case, as set forth in Section 10.04(a) of the Credit Agreement.

(c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d) Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

(e) Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

(f) Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 10.01 of the Credit Agreement.

(g) Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

The following parties have caused this Amendment to be executed as of the date first written above.

COMPANY:

CECO ENVIRONMENTAL CORP.

By:	/s/ Edward J. Prajzner
Name:	Edward J. Prajzner
Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:

AARDING THERMAL ACOUSTICS USA INC.
ADWEST TECHNOLOGIES, INC.
AVC, INC.
CECO ABATEMENT SYSTEMS, INC.
CECO FILTERS, INC.
CECO GROUP, INC.
CECO MEXICO HOLDINGS LLC
CECOAIRE, INC.
EFFOX INC.
FISHER-KLOSTERMAN, INC.
GMD ENVIRONMENTAL TECHNOLOGIES, INC.
MET-PRO TECHNOLOGIES LLC (f/k/a Mustang Acquisition II, LLC)
NEW BUSCH CO., INC.
THE KIRK & BLUM MANUFACTURING COMPANY

By:	/s/ Edward J. Prajzner
Name:	Edward J. Prajzner
Title:	Chief Financial Officer

CECO GROUP GLOBAL HOLDINGS LLC FKI, LLC

By:	/s/ Edward J. Prajzner
Name:	Edward J. Prajzner
Title:	Chief Financial Officer

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

H.M. WHITE, INC.

By:	/s/ Edward J. Prajzner
Name:	Edward J. Prajzner
Title:	Chief Financial Officer

KBD/TECHNIC, INC.

By:	/s/ Edward J. Prajzner
Name:	Edward J. Prajzner
Title:	Chief Financial Officer

BIO-REACTION INDUSTRIES INC.
MET-PRO HOLDINGS LLC
MPC INC.
PRISTINE WATER SOLUTIONS INC.
STROBIC AIR CORPORATION

By:	/s/ Edward J. Prajzner
Name:	Edward J. Prajzner
Title:	Chief Financial Officer

MET-PRO INDUSTRIAL SERVICES, INC.

By:	/s/ Edward J. Prajzner
Name:	Edward J. Prajzner
Title:	Chief Financial Officer

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthony W. Kell
Name:	Anthony W. Kell
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender and an L/C Issuer

By:	/s/ Joseph R. Jackson
Name:	Joseph R. Jackson
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

FIFTH THIRD BANK, N.A., as a Lender and an L/C Issuer

By:	/s/ Nick Jevic
Name:	Nick Jevic
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By:	/s/ Dale R. Carr
Name:	Dale R. Carr
Title:	Senior Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Steven P. Sullivan
Name:	Steven P. Sullivan
Title:	Authorized Officer

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Palazzo
Name:	Mark Palazzo
Title:	Senior Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Greg R. Branstetter
Name:	Greg R. Branstetter
Title:	Senior Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Joshua D. Elsea
Name:	Joshua D. Elsea
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Gregory Buchanan
Name:	Gregory Buchanan
Title:	Senior Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

TD BANK, N.A., as a Lender

By:	/s/ Susan Schwartz
Name:	Susan Schwartz
Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Signature Page

SCHEDULE 1.01C

CONSOLIDATED EBITDA ADJUSTMENTS FOR SPECIFIED 2014 ACQUISITIONS

Fiscal Quarter	HEE Acquisition		SAT Acquisition		Emtrol Acquisition		Zhongli Acquisition[1]
	Incremental EBITDA	Expected Savings	Incremental EBITDA	Expected Savings	Incremental EBITDA	Expected Savings	Incremental EBITDA	Expected Savings
March 31, 2014	$337,000	$0	$142,000	$0	$1,231,000	$750,000	$875,000	$0
June 30, 2014	$337,000	$0	$142,000	$0	$1,231,000	$750,000	$875,000	$0
September 30, 2014	$169,000	$0	$142,000	$0	$1,231,000	$750,000	$875,000	$0
December 31, 2014	$0	$0	$0	$0	$410,000	$750,000	$875,000	$0

[1]	The adjustments to Consolidated EBITDA relating to the Zhongli Acquisition will be included only if the Zhongli Acquisition was consummated during the applicable fiscal period.

SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Revolving Credit (USD) Commitment	Applicable Percentage (Revolving Credit (USD) Facility)	Revolving Credit (MC) Commitment	Applicable Percentage (Revolving Credit (MC) Facility)	Outstanding Amount of Term Loan as of Amendment No. 2 Effective Date	Term Loan Commitment	Applicable Percentage (Term Loan Facility)
Bank of America, N.A.	$20,467,741.92	23.938879439%	$5,661,290.35	29.032258205%	$16,624,823.13	$0.00	18.018894630%
Citizens Bank, National Association	$12,070,480.00	14.117520468%	$3,145,161.29	16.129032256%	$9,236,012.83	$4,803,057.97	15.216314512%
Fifth Third Bank	$12,070,480.00	14.117520468%	$3,145,161.29	16.129032256%	$9,236,012.83	$4,803,057.97	15.216314512%
PNC Bank, National Association	$8,722,582.15	10.201850468%	$1,132,258.06	5.806451590%	$3,324,964.62	$6,820,195.17	10.995880307%
JPMorgan Chase Bank, N.A.	$6,986,715.23	8.171596760%	$1,887,096.77	9.677419333%	$5,541,607.69	$2,584,580.31	8.807608007%
TD Bank, N.A.	$7,335,678.16	8.579740538%	$1,132,258.06	5.806451590%	$3,324,964.62	$5,207,099.16	9.247518426%
Associated Bank, National Association	$5,948,774.18	6.957630620%	$1,132,258.06	5.806451590%	$3,324,964.62	$3,594,003.14	7.499156535%
Branch Banking and Trust Company	$5,948,774.18	6.957630620%	$1,132,258.06	5.806451590%	$3,324,964.62	$3,594,003.14	7.499156535%
The Huntington National Bank	$5,948,774.18	6.957630620%	$1,132,258.06	5.806451590%	$3,324,964.62	$3,594,003.14	7.499156535%

Total	$85,500,000.00	100.000000000%	$19,500,000.00	100.000000000%	$57,263,279.58	$35,000,000.00	100.000000000%

SCHEDULE 2.07(a)

TERM LOAN FACILITY AMORTIZATION SCHEDULE

Last Business Day of	Principal Payment Amount
December 2014	$2,191,252,.89
March 2015	$2,191,252,.89
June 2015	$2,191,252,.89
September 2015	$2,191,252,.89
December 2015	$2,191,252,.89
March 2016	$2,191,252,.89
June 2016	$2,191,252,.89
September 2016	$2,191,252,.89
December 2016	$2,767,898.39
March 2017	$2,767,898.39
June 2017	$2,767,898.39
September 2017	$2,767,898.39
December 2017	$3,344,543.88
March 2018	$3,344,543.88
June 2018	$3,344,543.88
Maturity Date	Entire outstanding principal amount of Term Loans

EXHIBIT C-2

FORM OF TERM LOAN NOTE

            , 20

FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to                      or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Term Loan made by the Lender to the Borrower from time to time under that certain Credit Agreement, dated as of August 27, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among the Borrower, certain of its Subsidiaries, each Lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer.

The Borrower promises to pay interest on the unpaid principal amount of each Term Loan from the date such Term Loan is made until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars and in Same Day Funds at the Administrative Agent’s Office for Dollar-denominated payments. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Term Loan Note is one of the Term Loan Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Term Loan Note is also entitled to the benefits of one or more of the Subsidiary Guaranties and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Term Loan Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Each Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term Loan Note and endorse thereon the date, amount and maturity of its Term Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Loan Note.

[Signature page follows]

THIS TERM LOAN NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

CECO ENVIRONMENTAL CORP.

By:
Name:
Title:

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:             ,

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of August 27, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among CECO Environmental Corp., a Delaware corporation (the “Company”), certain Subsidiaries of the Company party thereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), each Lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                         of the Company, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Company, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Company has delivered the audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Company has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Company ended as of the above date. Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Company and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company during the accounting period covered by such financial statements.

3. A review of the activities of the Company during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Company performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, no Default has occurred and is continuing.]

—or—

[to the best knowledge of the undersigned, the following is a list of each Default that has occurred and is continuing and its nature and status:]

4. The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Compliance Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of                     ,             .

COMPANY:

CECO ENVIRONMENTAL CORP.

By:
Name:
Title:

For the Quarter/Year ended                      (“Statement Date”)

SCHEDULE 12

to the Compliance Certificate

($ in 000’s)

I.	Section 7.11(a) – Consolidated Fixed Charge Coverage Ratio.

A. Consolidated EBITDA for four consecutive fiscal quarters ending on above date (“Subject Period”):

1. Consolidated Net Income for Subject Period:	$

2. Consolidated Interest Charges for Subject Period:	$

3. Provision for income taxes for Subject Period:	$

4. Depreciation expenses for Subject Period:	$

5. Amortization expenses for Subject Period:	$

6. Other non-cash reductions of Consolidated Net Income for Subject Period:	$

7. Fee and expenses incurred in connection with the Specified 2014 Acquisitions (not to exceed $2,000,000):	$

8. ATA Beheer Earn-Outs and any other “earn-out” and similar payments:	$

9. Income tax credits for Subject Period:	$

10. Non-cash additions to Consolidated Net Income for Subject Period:	$

11. Consolidated EBITDA (Lines I.A.1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 – 9 – 10):	$

B. Capital Expenditures during Subject Period[3]:	$

C. Consolidated Fixed Charges for Subject Period:

1. Consolidated Interest Charges paid in cash during Subject Period:	$

2. Scheduled principal payments of Consolidated Funded Indebtedness during Subject Period:	$

3. Dividends and distributions paid in cash by Company to its shareholders during Subject Period:	$

[2]	The following is a summary of the Credit Agreement and to the extent any conflict exists between the following and the Credit Agreement, the Credit Agreement shall control.
[3]	Excluding (A) Capital Expenditures constituting payments in respect of capital leases and Capital Expenditures financed by Indebtedness permitted under the Agreement, (B) amounts expended as consideration for Acquisitions permitted under the Agreement to the extent such amounts would otherwise be included as Capital Expenditures and (C) Capital Expenditures paid for with proceeds of casualty insurance as evidenced in writing and submitted to the Administrative Agent together with any Compliance Certificate delivered pursuant to Section 6.02(a) of the Agreement.

4. Income taxes paid during Subject Period:	$

5. ATA Beheer Earn-Outs and any other “earn-out” and similar payments during Subject Period:	$

6. Consolidated Fixed Charges for Subject Period (Lines I.C.1 + 2 + 3 + 4 + 5):	$

C. Consolidated Fixed Charge Coverage Ratio ((Line I.A.11 – Line B) ÷ Line I.C.6):	to 1.00

Minimum permitted:	1.25 to 1.00

II. Section 7.11 (b) – Consolidated Leverage Ratio.

A. Consolidated Funded Indebtedness at Statement Date:

1. Outstanding principal amount of all obligations for borrowed money:	$

2. Purchase money Indebtedness:	$

3. Direct obligations arising under letters of credit, bankers’ acceptances, bank guaranties, surety bonds and similar instruments:	$

4. Obligations in respect of the deferred purchase price of property or services:	$

5. Attributable Indebtedness in respect of capital leases and Synthetic Lease Obligations:	$

6. Guarantees with respect to outstanding Indebtedness of the types specified in Lines II.A.1 through II.A.5 above of Persons other than the Company or any Subsidiary:	$

7. Indebtedness of the types referred to in Lines II.A.1 through II.A.6 above of any partnership or joint venture in which the Company or a Subsidiary is a general partner or joint venturer:	$

8. Consolidated Funded Indebtedness (Lines II.A.1 + 2 + 3 + 4 + 5 + 6 + 7):	$

B. Consolidated EBITDA for Subject Period	$

1. Enter Line I.A.11 above:	$

2. Necessary adjustment (see Schedule 1.01C):	$

3. Consolidated EBITDA for Subject Period (Line II.B.1 + Line II.B.2):	$

C. Consolidated Leverage Ratio (Line II.A.8 ÷ Line II.B.3):	to 1.00

Maximum Permitted:

Period	Consolidated Leverage Ratio
Amendment No. 2 Effective Date through September 29, 2015	3.25 to 1.00
September 30, 2015 through December 30, 2016	3.00 to 1.00
December 31, 2016 through December 30, 2017	2.75 to 1.00
December 31, 2017 and thereafter	2.50 to 1.00

For the Quarter/Year ended                     (“Statement Date”)

SCHEDULE 24

to the Compliance Certificate

($ in 000’s)

Consolidated EBITDA

(in accordance with the definition of Consolidated EBITDA

as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
Consolidated Net Income
+ Consolidated Interest Charges
+ income taxes
+ depreciation expense
+ amortization expense
+ Other non-cash expenses
+ Fee and expenses incurred in connection with the Specified 2014 Acquisitions (subject to cap)
+ ATA Beheer Earn-Outs and any other “earn-out” and similar payments
+ Necessary adjustment (see Schedule 1.01C)
- income tax credits
- non-cash income
= Consolidated EBITDA

[4]	The following is a summary of the Credit Agreement and to the extent any conflict exists between the following and the Credit Agreement, the Credit Agreement shall control.

EXHIBIT J

FORM OF NOTICE OF LOAN PREPAYMENT

TO:	Bank of America, N.A., as Administrative Agent (the “Administrative Agent”)

RE:	Reference is made to that certain Credit Agreement, dated as of August 27, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among CECO Environmental Corp., a Delaware corporation (the “Company”), certain Subsidiaries of the Company party thereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), each Lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

DATE:	[Date]

The Company hereby provides notice to the Administrative Agent that it shall repay the following Loans as more specifically set forth below:

The Loan(s) to be prepaid consist of: [check each applicable box]

☐	Optional prepayment of Term Loans in the amount of $

☐	Optional prepayment of Revolving Credit (USD) Loans in the amount of $

☐	Optional prepayment of Revolving Credit (MC) Loans in the amount of $

(Complete with an amount in accordance with Section 2.05 of the Credit Agreement.)

The Company shall repay the above-referenced Loans on the following Business Day:                     . (Complete with a date no earlier than (i) the same Business Day as the date of this Notice of Prepayment with respect to any Base Rate Loan, (ii) three (3) Business Days subsequent to date of this Notice of Prepayment with respect to Eurocurrency Rate Loans denominated in Dollars, (iii) four (4) Business Days prior to the date of the Notice of Prepayment with respect to Eurocurrency Rate Loans denominated in Alternative Currencies other than Special Notice Currencies, and (iv) five (5) Business Days prior to the date of this Notice of Prepayment with respect to Eurocurrency Rate Loans denominated in Special Notice Currencies.)

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

COMPANY:

CECO ENVIRONMENTAL CORP.

By:
Name:
Title: